Exhibit 99.1

SciQuest Announces Second Quarter 2012 Financial Results

Reports Strong Financial Results

Releases New Version of Software

Completes Upside Software Acquisition

CARY, N.C. – August 2, 2012 – SciQuest, Inc. (Nasdaq: SQI), a leading provider of on-demand source-to-settle solutions, today announced its financial results for the second quarter ended June 30, 2012.

Stephen Wiehe, President and Chief Executive Officer of SciQuest, said, “We are pleased with our revenue performance in the second quarter, which was slightly above our expectations and helped produce non-GAAP net income at the upper end of our guidance range. Moreover, we made progress toward our strategic growth initiatives to expand our market opportunity, including the acquisition of Upside Software, Inc. that closed on August 1. In addition, we rolled out version 12.2 of our software suite with the first commercially available release of our stand-alone Accounts Payable solution. It was also the first to include multi-tenant versions of our Supplier Information Management and Sourcing solutions. We continue to focus on customer success, quality and execution in order to extend our leadership position in the cloud-based, source-to-settle software market,” he stated.

Second Quarter 2012 Results

SciQuest reported total revenue of $15.2 million for the quarter ended June 30, 2012, an increase of 18% compared to revenue of $12.9 million for the comparable period in 2011.

GAAP income from operations in the second quarter of 2012 was $0.8 million, compared to income from operations of $1.0 million in the second quarter of 2011. GAAP net income was $400,000 or $0.02 per share, in the second quarter of 2012, compared to $576,000 or $0.03 per share, in the comparable period in 2011. This decrease was due to planned strategic investments in 2012.

Non-GAAP income from operations was $2.2 million in the second quarter of 2012, excluding stock-based compensation expenses and amortization of intangible assets. Non-GAAP income from operations was $2.3 million in the second quarter of 2011, excluding stock-based compensation expenses and amortization of intangible assets.

Non-GAAP net income was $1.4 million, or $0.06 per share, for the second quarter of 2012, based on 22.7 million weighted average diluted shares outstanding, excluding stock-based compensation expenses, and amortization of intangible assets. This compares to non-GAAP net income of $1.4 million, or $0.06 per share, in the second quarter of 2011, based on 22.5 million weighted average diluted shares outstanding and excluding stock-based compensation expenses and amortization of intangible assets.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

Business Outlook

Based on currently available information, SciQuest is issuing guidance on a non-GAAP basis for the third quarter and updating its full year 2012 guidance to include the anticipated impact from our Upside acquisition. Until the purchase price allocation is completed, SciQuest cannot provide the comparable GAAP outlook figures.

Third Quarter 2012: The Company expects third quarter non-GAAP revenue to be in the range of $17.4 million to $17.7 million. The Company expects non-GAAP net income of $0.05 to $0.06 cents per share based on diluted weighted average shares outstanding of 22.8 million shares. Non-GAAP revenue excludes the purchase accounting impact on deferred revenue. Non-GAAP net income excludes the purchase accounting impact on deferred revenue, stock-based compensation expenses of approximately $1.3 million, amortization of acquired software and intangible assets and acquisition-related costs of approximately $0.5 million.

Full Year 2012: The Company expects full year 2012 non-GAAP revenue to be in the range of $66.5 million to $67.5 million.

Non-GAAP net income per share is expected to be in the range of $0.22 to $0.24 based on diluted weighted average shares outstanding of 22.7 million shares. Non-GAAP revenue excludes the purchase accounting impact on deferred revenue. Non-GAAP net income excludes the purchase accounting impact on deferred revenue, stock-based compensation expenses of approximately $5.0 million, amortization of acquired software and intangible assets and acquisition-related costs of approximately $0.5 million.

The Company expects operating cash flow in 2012 to be in the range of $20.5 million to $21.5 million. Free cash flow, which is defined as net cash provided by operating activities less purchases of property and equipment of approximately $2.0 million and capitalization of software development costs of approximately $2.5 million, to be in the range of $16.0 to $17.0 million in 2012.

Conference Call Information

What:	SciQuest’s second quarter 2012 financial results conference call
When:	Thursday, August 2, 2012
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 430-3736, domestic
(760) 298-5046, international
Replay:	(855) 859-2056, domestic
(404) 537-3406, international

Live and replay conference ID code: 11282160

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) other significant items, such as acquisition related expenses; (iv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and (v) the purchase accounting impact on deferred revenue; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (NASDAQ: SQI) provides organizations with a comprehensive suite of on-demand source-to-settle software solutions, driving cost and efficiency savings across the supply chain. By improving supplier management, negotiating more strategic contracts, generating an online marketplace for purchasing goods and services, and streamlining the accounts payable process, SciQuest customers turn spending into a source of savings.

With unmatched visibility into spending, combined with the Power of Q — the Company’s unique combination of products and support — SciQuest provides organizations with a strategic approach to procurement, improving bottom-line results.

To join the conversation, please visit our blog, The Open Kitchen—http://www.sciquest.com/blog or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this release that are not historical or current facts are forward-looking statements, including all references to third quarter activity and all statements in the “Business Outlook” section. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our most recent Annual Report on Form 10-K and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

###

SciQuest media contact:

Michelle Perkins

SciQuest, Inc.

919-659-2228

mperkins@sciquest.com

SciQuest Investor contact:

Jamie Andelman

SciQuest, Inc.

919-659-2322

jandelman@sciquest.com

SQI-F

SCIQUEST, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands except share and per share amounts)

	As of June 30,	As of December 31,
	2012	2011
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$26,498	$14,958
Short-term investments	36,960	44,685
Accounts receivable, net	7,460	10,746
Prepaid expenses and other current assets	1,356	1,015
Deferred tax asset	59	70

Total current assets	72,333	71,474
Property and equipment, net	5,881	4,028
Goodwill	15,719	15,719
Intangible assets, net	4,931	5,433
Deferred project costs	6,973	7,025
Deferred tax asset	12,130	12,634
Other	134	55

Total assets	$118,101	$116,368

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$—	$102
Accrued liabilities	4,784	5,945
Deferred revenues	35,542	36,836

Total current liabilities	40,326	42,883
Deferred revenues, less current portion	13,949	12,778
Stockholders’ equity:
Common stock, $0.001 par value; 50,000,000 shares authorized; 22,326,966 and 22,133,036 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	22	22
Additional paid-in capital	76,643	74,083
Accumulated other comprehensive income	6	—
Accumulated deficit	(12,845)	(13,398)

Total stockholders’ equity	63,826	60,707

Total liabilities and stockholders’ equity	$118,101	$116,368

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(in thousands except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(unaudited)		(unaudited)
Revenues	$15,180	$12,910	$29,588	$25,434
Cost of revenues (1)(2)	4,409	3,134	8,586	5,961

Gross profit	10,771	9,776	21,002	19,473

Operating expenses: (1)
Research and development	3,134	2,916	6,171	5,669
Sales and marketing	4,009	3,635	8,115	7,419
General and administrative	2,599	1,997	5,171	4,113
Amortization of intangible assets	209	210	418	419

Total operating expenses	9,951	8,758	19,875	17,620

Income from operations	820	1,018	1,127	1,853
Other income, net:
Interest income	32	21	56	44
Other income, net	(18)	—	(3)	13

Total other income, net	14	21	53	57

Income before income taxes	834	1,039	1,180	1,910
Income tax	(434)	(463)	(627)	(910)

Net income	$400	$576	$553	$1,000

Other comprehensive income:
Foreign currency translation adjustments	—	—	6	—

Comprehensive income	$400	$576	$559	$1,000

Net income per share
Basic	$0.02	$0.03	$0.02	$0.05
Diluted	$0.02	$0.03	$0.02	$0.05
Weighted average shares outstanding used in computing per share amounts
Basic	22,237	21,859	22,213	21,275
Diluted	22,676	22,463	22,653	21,906

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(unaudited)		(unaudited)
Cost of revenues	$(39)	$61	$82	$108
Research and development	258	273	499	515
Sales and marketing	352	293	650	559
General and administrative	570	379	1,063	526

	$1,141	$1,006	$2,294	$1,708

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$194	$94	$342	$166
Amortization of acquired software:	42	42	84	84

	$236	$136	$426	$250

SCIQUEST, INC.

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(unaudited)		(unaudited)
Revenues	$15,180	$12,910	$29,588	$25,434
Non-GAAP cost of revenues (1)(2)	4,406	3,031	8,420	5,769

Gross profit	10,774	9,879	21,168	19,665

Non-GAAP operating expenses: (1)
Research and development	2,876	2,643	5,672	5,154
Sales and marketing	3,657	3,342	7,465	6,860
General and administrative	2,029	1,618	4,108	3,453
Amortization of intangible assets	—	—	—	—

Total Non-GAAP operating expenses	8,562	7,603	17,245	15,467

Non-GAAP income from operations	2,212	2,276	3,923	4,198
Other income, net:
Interest income	32	21	56	44
Other income, net	(18)	—	(3)	13

Total other income, net	14	21	53	57

Non-GAAP income before income taxes	2,226	2,297	3,976	4,255
Income tax	(434)	(463)	(627)	(910)
Tax effect of adjustments	(433)	(431)	(921)	(746)

Non-GAAP net income	$1,359	$1,403	$2,428	$2,599

Non-GAAP net income per share
Basic	$0.06	$0.06	$0.11	$0.12
Diluted	$0.06	$0.06	$0.11	$0.12

Weighted average shares outstanding used in computing per share amounts
Basic	22,237	21,859	22,213	21,275
Diluted	22,676	22,463	22,653	21,906

(1) Amounts exclude stock-based compensation expense, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(unaudited)		(unaudited)
Cost of revenues	$(39)	$61	$82	$108
Research and development	258	273	499	515
Sales and marketing	352	293	650	559
General and administrative	570	379	1,063	526

	$1,141	$1,006	$2,294	$1,708

(2) Cost of revenues excludes amortization of acquired software of:	$42	$42	$84	$84

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Six Months Ended June 30,
	2012	2011
	(unaudited)
Cash flows from operating activities
Net income	$553	$1,000
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,501	1,007
Stock-based compensation expense	2,294	1,708
Deferred taxes	515	1,016
Changes in operating assets and liabilities:
Accounts receivable	3,286	(1,250)
Prepaid expense and other current assets	(341)	184
Deferred project costs and other assets	(27)	(321)
Accounts payable	(102)	(51)
Accrued liabilities	(1,161)	(685)
Deferred revenues	(123)	2,918

Net cash provided by operating activities	6,395	5,526
Cash flows from investing activities
Business acquisition, net of cash acquired	—	(7,346)
Addition of capitalized software development costs	(1,323)	(405)
Purchase of property and equipment	(1,529)	(447)
Purchase of short-term investments	(1,200)	(12,395)
Maturities of short-term investments	8,925	—

Net cash provided by (used in) investing activities	4,873	(20,593)
Cash flows from financing activities
Proceeds from public offering	—	15,405
Public offering costs	—	(408)
Repayment of notes receivable from stockholders	—	15
Proceeds from exercise of common stock options	266	113

Net cash provided by financing activities	266	15,125
Effect of exchange rate change on cash and cash equivalents	6	—
Net increase in cash and cash equivalents	11,540	58
Cash and cash equivalents at beginning of the period	14,958	17,494

Cash and cash equivalents at end of the period	$26,498	$17,552

RECONCILIATION DATA

(UNAUDITED)

(in thousands except per share amounts)

Reconciliation of Net Income to Non-GAAP Net Income:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income	$400	$576	$553	$1,000
Amortization of intangible assets	209	210	418	419
Amortization of acquired software	42	42	84	84
Stock-based compensation	1,141	1,006	2,294	1,708
Acquisition-related costs	—	—	—	134
Tax effect of adjustments	(433)	(431)	(921)	(746)

Non-GAAP net income	$1,359	$1,403	$2,428	$2,599

Non-GAAP net income per share:
Basic	$0.06	$0.06	$0.11	$0.12
Diluted	$0.06	$0.06	$0.11	$0.12

Weighted average shares outstanding used in computing per share amounts:
Basic	22,237	21,859	22,213	21,275
Diluted	22,676	22,463	22,653	21,906

Reconciliation of Income from Operations to Non-GAAP Income from Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Income from operations	$820	$1,018	$1,127	$1,853
Amortization of intangible assets	209	210	418	419
Amortization of acquired software	42	42	84	84
Stock-based compensation	1,141	1,006	2,294	1,708
Acquisition-related costs	—	—	—	134

Non-GAAP income from operations	$2,212	$2,276	$3,923	$4,198

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Operating expenses	$9,951	$8,758	$19,875	$17,620
Amortization of intangible assets	(209)	(210)	(418)	(419)
Stock-based compensation	(1,180)	(945)	(2,212)	(1,600)
Acquisition-related costs	—	—	—	(134)

Non-GAAP operating expenses	$8,562	$7,603	$17,245	$15,467

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net cash provided by operating activities	$4,789	$3,754	$6,395	$5,526
Purchase of property and equipment	(527)	(135)	(1,529)	(447)
Capitalization of software development costs	(734)	(210)	(1,323)	(405)

Free cash flow	3,528	3,409	3,543	4,674
Acquisition-related costs	—	—	—	134

Adjusted free cash flow	$3,528	$3,409	$3,543	$4,808

RECONCILIATION DATA

(UNAUDITED)

(in thousands)

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Cost of revenues	$4,409	$3,134	$8,586	$5,961
Amortization of acquired software	(42)	(42)	(84)	(84)
Stock-based compensation	39	(61)	(82)	(108)

Non-GAAP Cost of revenues	$4,406	$3,031	$8,420	$5,769

Reconciliation of Research and Development to Non-GAAP Research and Development:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Research and development	$3,134	$2,916	$6,171	$5,669
Stock-based compensation	(258)	(273)	(499)	(515)

Non-GAAP Research and development	$2,876	$2,643	$5,672	$5,154

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Sales and marketing	$4,009	$3,635	$8,115	$7,419
Stock-based compensation	(352)	(293)	(650)	(559)

Non-GAAP Sales and marketing	$3,657	$3,342	$7,465	$6,860

Reconciliation of General and Administrative to Non-GAAP General and Administrative:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
General and administrative	$2,599	$1,997	$5,171	$4,113
Stock-based compensation	(570)	(379)	(1,063)	(526)
Acquisition-related costs	—	—	—	(134)

Non-GAAP General and administrative	$2,029	$1,618	$4,108	$3,453

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Amortization of intangible assets	$209	$210	$418	$419
Amortization of intangible assets	(209)	(210)	(418)	(419)

Non-GAAP Amortization of intangible assets	$—	$—	$—	$—